File Nos. 33-38766 & 811-6239

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec.240.14a-12

                          TAX-FREE FUND FOR UTAH
           (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice                                    Aquila
Please Read Immediately                      Group of Fundssm





                             TAX-FREE FUND FOR UTAH
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                              on September 22, 2006

To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund For Utah (the "Fund") will be held:

Place:      (a)  at the Little America Hotel
                 500 South Main Street
                 Salt Lake City, Utah;

Time:       (b)  on Friday, September 22, 2006
                 at 8:30 a.m. Mountain Daylight Time;

Purposes:   (c)  for the following purposes:
                 (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                 (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2007 (Proposal No. 2);

                 (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:     (d)  To vote at the Meeting, you must have been
                 a shareholder on the Fund's records at the close of business on June 26, 2006 (the
                 "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting
                 (or any adjourned meeting or meetings).

                           By order of the Board of Trustees,



                            EDWARD M. W. HINES
                            Secretary





August 11, 2006

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                             Tax-Free Fund For Utah
               380 Madison Avenue, Suite 2300, New York, NY 10017

                                 Proxy Statement

                                  Introduction

         The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund For Utah (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

         The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about August 11, 2006.

         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

         To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         (3) Telephone Voting

         To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

                     General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

         The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $9.85; Class C Shares, $9.85; and Class Y Shares, $9.88. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 14,429,449; Class C Shares, 3,423,395; and Class Y Shares, 4,018,941.

         On the record date, the following institutional holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address            Number of              Percent of
Of the holder of             shares                   class
record

Merrill Lynch Pierce         657,665 Class C Shares   19.21%
Fenner & Smith               728,660 Class Y Shares   18.13%
4800 Deer Lake Dr.
Jacksonville, FL 32246

Zions First National Bank    484,453 Class Y Shares   12.05%
P.O. Box 30880
Salt Lake City, UT 84130

SEI Private Trust Company  1,320,808 Class Y Shares   32.86%
One Freedom Valley Drive
Oaks, PA 19456

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September 2005, except for Mr. Christopher, whom the Board elected as Trustee to fill a vacancy and Ms. Adams, who has served as a consultant to the Fund since July, 2006. All nominees have consented to serve if elected.

Nominees(1)


                                                                      Number of
                         Positions Held                                Portfolios       Other Directorships
                         with                                          in Fund          Held by Trustee
                         Fund and                                      Complex          (The position held is
Name, Address(2)         Length of        Principal Occupation(s)      Overseen         a directorship unless
and Date of Birth        Service(3)       During Past 5 Years          by Trustee       indicated otherwise.)
------------------       ----------       -------------------          ----------       ---------------------

Interested
Trustee(4)

Diana P. Herrmann        Trustee since    Vice Chair and Chief Executive     12                     None
New York, NY             1997 and         Officer of Aquila Management
(02/25/58)               President        Corporation, Founder of the
                         since 1998       Aquila Group of Fundssm (5) and
                                          parent of Aquila Investment
                                          Management LLC, Manager since
                                          2004, President and Chief
                                          Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice
                                          President, 1986-1997; Chief
                                          Executive Officer and Vice Chair
                                          since 2004 and President, Chief
                                          Operating Officer and Manager of
                                          the Manager since 2003; Chair,
                                          Vice Chair, President, Executive
                                          Vice President or Senior Vice
                                          President of funds in the Aquila
                                          Group of Fundssm since 1986;
                                          Director of the Distributor
                                          since 1997; trustee, Reserve
                                          Money-Market Funds, 1999-2000
                                          and Reserve Private Equity
                                          Series, 1998-2000; Governor,
                                          Investment Company Institute and
                                          head of its Small Funds
                                          Committee since 2004; Director
                                          of ICI Mutual Insurance Company
                                          since 2006; active in charitable
                                          and volunteer organizations.

Non-interested
Trustees
Gary C. Cornia           Chair of the     Director, Romney Institute of      4                   None
Orem, UT                 Board of         Public Management, Marriott
(06/24/48)               Trustees since   School of Management, Brigham
                         2005 and         Young University, 2004 -
                         Trustee          present; Professor, Marriott
                         since 1993       School of Management, 1980 -
                                          present; Past President, the
                                          National Tax Association;
                                          Fellow, Lincoln Institute of
                                          Land Policy, 2002-2003;
                                          Associate Dean, Marriott School
                                          of Management, Brigham Young
                                          University, 1991-2000; Utah
                                          Governor's Tax Review Committee
                                          since 1993.

Anne J. Mills            Trustee since    President, Loring Consulting        4                    None
Castle Rock, CO          1994 and Vice    Company since 2001; Vice
(12/23/38)               Chair since      President for Business Affairs,
                         2006             Ottawa University, 1992-2001; IBM
                                          Corporation, 1965-1991; Budget
                                          Review Officer, the American
                                          Baptist Churches/USA, 1994-1997;
                                          director, the American Baptist
                                          Foundation; Trustee, Ottawa
                                          University; and Trustee Emerita,
                                          Brown University.

Tucker Hart Adams        Nominee and      President, The Adams Group, Inc.,   2      Director, Colorado Health
Colorado Springs,        Consultant       an economic consulting firm,               Facilities Authority and
CO                                        since 1989; formerly Chief                 Mortgage Analysis Computer Corp.
(01/11/38)                                Economist, United Banks of
                                          Colorado; currently or formerly
                                          active with numerous professional
                                          and community organizations.

Thomas A.                Trustee since    Vice President of Robinson,        3       None
Christopher              2006             Hughes & Christopher, C.P.A.s,
Danville, KY                              P.S.C., since 1977; President, A
(12/19/47)                                Good Place for Fun, Inc., a
                                          sports facility, since 1987;
                                          currently or formerly active
                                          with various professional and
                                          community organizations.

Lyle W. Hillyard         Trustee since    President of the law firm of       2      None
Logan, UT                2003             Hillyard, Anderson & Olsen,
(09/25/40)                                Logan, Utah, since 1967; member
                                          of Utah Senate, 1985 to present, in
                                          the following positions: President,
                                          2000, Senate Majority Leader,
                                          1999-2000, Assistant Majority Whip,
                                          1995-1998; served as Chairman of the
                                          following Senate Committees: Tax and
                                          Revenue, Senate Judiciary Standing,
                                          Joint Executive Appropriations, and
                                          Senate Rules; also serves on the
                                          Appropriations Subcommittees for
                                          Higher Education and for Public
                                          Education.

John C. Lucking          Trustee since    President, Econ-Linc, an           3       Director, Sanu Resources
Phoenix, AZ              2004             economic consulting firm, since
(05/20/43)                                1995; formerly Consulting
                                          Economist, Bank One Arizona and
                                          Chief Economist, Valley National
                                          Bank; member, Arizona's Joint
                                          Legislative Budget Committee
                                          Economic Advisory Panel and the
                                          Western Blue Chip Economic
                                          Forecast Panel; Board, Northern
                                          Arizona University Foundation
                                          since 1997; member, various
                                          historical, civic and economic
                                          associations.
Other Individuals
Chairman Emeritus(6)

Lacy B. Herrmann          Founder,          Founder and Chairman of the        N/A                   N/A
New York, NY              Chairman          Board, Aquila Management
(05/12/29)                Emeritus since    Corporation, the sponsoring
                          2005 and          organization and parent of the
                          Chairman of the   Manager or Administrator and/or
                          Board of          Adviser or Sub-Adviser to each
                          Trustees,         fund of the Aquila Group of
                          1992-2005         Fundssm; Chairman of the Manager
                                            or Administrator and/or Adviser or
                                            Sub-Adviser to each since 2004;
                                            Founder and Chairman Emeritus of
                                            each fund in the Aquila Group of
                                            Fundssm; previously Chairman and a
                                            Trustee of each fund in the Aquila
                                            Group of Fundssm since its
                                            establishment until 2004 or 2005;
                                            Director of the Distributor since
                                            1981 and formerly Vice President or
                                            Secretary, 1981-1998; Trustee
                                            Emeritus, Brown University and the
                                            Hopkins School; active in
                                            university, school and charitable
                                            organizations.

Officers
Charles E.               Executive Vice   Executive Vice President of all     N/A                 N/A
Childs, III              President        funds in the Aquila Group of
New York, NY             since 2003       Fundssm and the Manager and the
(04/01/57)                                Manager's parent since 2003;
                                          formerly Senior Vice President,
                                          corporate development, Vice
                                          President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.


Jerry G. McGrew          Senior Vice      President of the Distributor       N/A                  N/A
New York, NY             President        since 1998, Registered Principal
(06/18/44)               since 1997       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and five
                                          Aquila Municipal Bond Funds
                                          since 1995; Vice President,
                                          Churchill Cash Reserves Trust,
                                          1995-2001.

Kimball L. Young        Senior Vice       Co-portfolio manager, Tax-Free      N/A                 N/A
Salt Lake City, UT      President since   Fund For Utah since 2001;
(08/07/46)              1998              Co-founder, Lewis Young Robertson
                                          & Burningham, Inc., a NASD
                                          licensed broker/dealer providing
                                          public finance services to Utah
                                          local governments, 1995-2001;
                                          Senior Vice President of two
                                          Aquila Bond Funds and Aquila
                                          Rocky Mountain Equity Fund;
                                          formerly Senior Vice
                                          President-Public Finance, Kemper
                                          Securities Inc., Salt Lake City,
                                          Utah.

Thomas S. Albright       Senior Vice      Senior Vice President and           N/A                  N/A
Louisville, KY           President        Portfolio Manager, Churchill
(07/26/52)               since 2003 and   Tax-Free Fund of Kentucky since
                         Vice             July 2000; Senior Vice President,
                         President,       Tax-Free Fund For Utah since
                         2001-2003        2003, Vice President, 2001-2003
                                          and co-portfolio manager since
                                          2001; Vice President and backup
                                          portfolio manager, Tax-Free Trust
                                          of Arizona, since 2004; Vice
                                          President and Portfolio Manager,
                                          Banc One Investment Advisors,
                                          Inc., 1994-2000.

Mary Kayleen Willis      Vice President   Vice President, Tax-Free Fund      N/A                  N/A
Salt Lake City, UT       since 2003 and   For Utah since September 2003,
(06/11/63)               Assistant Vice   Assistant Vice President,
                         President,       2002-2003; Vice President,
                         2002-2003        Aquila Rocky Mountain Equity
                                          Fund, since 2004; various
                                          securities positions: Paine
                                          Webber, Inc., Salt Lake City,
                                          1999-2002, Dean Witter Reynolds,
                                          Inc., Salt Lake City, 1996-1998.

Robert W. Anderson       Chief            Chief Compliance Officer of the    N/A                  N/A
New York, NY             Compliance       Fund and each of the other funds
(08/23/40)               Officer since    in the Aquila Group of Fundssm,
                         2004 and         the Manager and the Distributor
                         Assistant        since 2004, Compliance Officer
                         Secretary        of the Manager or its
                         since 2000       predecessor and current parent
                                          1998-2004; Assistant Secretary
                                          of the Aquila Group of Fundssm
                                          since 2000.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquila Group of Fundssm since
(11/06/56)               Officer since    2003 and Treasurer since 2000.
                         2003 and
                         Treasurer
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Barrett &   N/A                  N/A
New York, NY             since 1992       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquila Group of Fundssm.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                  N/A
New York, NY             Secretary        Aquila Group of Fundssm since
(12/17/39)               since 1995       1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager or its predecessor
                                          and current parent since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the         N/A                  N/A
New York, NY            Treasurer since   Aquila Group of Fundssm since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquila Group of Fundssm,
                                          1995-1998.

(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund For Utah, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

 (4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Fundssm."

(6) The Chairman Emeritus may attend Board meetings but has no voting power.



                Securities Holdings of the Nominees
                          (as of 6/30/06)

                                                Aggregate Dollar Range
                          Dollar Range of       of Ownership in funds
                           Ownership in         in the Aquila Group of
Name of Trustee             the Fund(1)              Fundssm (1)
---------------             --------             -------------------

Interested Trustee

Diana P. Herrmann                 C                   E

Non-interested Trustees

Tucker Hart Adams                 B(2)                C(2)

Thomas A. Christopher             C                   D

Gary C. Cornia                    C                   E

Lyle W. Hillyard                  C                   C

John C. Lucking                   C                   E

Anne J. Mills                     B                   D

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      As of August 4, 2006.


         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2006 the Fund paid a total of $119,751 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

         The Fund is one of the twelve funds in the Aquila Group of Fundssm, which consist of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Fundssm during the Fund's fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Fundssm.


                                       Compensation              Number of
                                      from all funds             Boards on
                                       in the Aquila             which the
                Compensation from      Group of Fundssm         Trustee now
Name                the Fund                                      serves

Tucker Hart Adams      $1,000           $43,500                     2

Thomas A. Christopher  $1,000           $46,500                     3

Gary C. Cornia        $25,500           $82,000                     4

Lyle W. Hillyard      $17,000           $19,000                     2

John C. Lucking       $16,500           $53,750                     3

Anne J. Mills         $19,000           $88,500                     4

         Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

         The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Fundssm. As of July 31, 2006 these funds had aggregate assets of approximately $4.3 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended June 30, 2006, the Fund incurred management fees of $998,167, of which $625,501 was waived.

         During the fiscal year ended June 30, 2006, $272,953 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $4,277 was retained by the Distributor. With respect to Class C Shares, during the same period $235,067 was paid under Part II of the Plan and $78,356 was paid under the Shareholder Services Plan. Of these total payments of $313,423, the Distributor received $56,018. All of such payments were for compensation.

         The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Fundssm, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by employees of Aquila Investment Management LLC.

                          Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Thomas A. Christopher, Gary C. Cornia, Lyle
W. Hillyard, John C. Lucking and Anne J. Mills. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held three meetings during the Fund's last fiscal year. The Board of Trustees has amended the charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

         During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

         The Fund's policy is that all Trustees who can do so attend the Annual Meeting.

         The Fund has a Nominating Committee, consisting of all of the non-"interested" Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

         Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager.


                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

         Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2007. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2006, and fees billed for other services rendered by TWB.



                                          2006          2005(1)

     Audit Fees                         $14,000       $17,000

     Audit related fees                       0             0
                                         ------        ------

        Audit and audit related fees     14,000        17,000


     Tax fees (2)                          3,000         7,755

     All other fees                           0             0
                                         ------        ------

         Total                          $17,000       $24,755
                                         ======        ======

(1) Represents fees for professional audit services rendered by KPMG LLP ("KPMG") for the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2005, and fees billed for other services rendered by KPMG. KPMG served as the Fund's independent registered public accounting firm through the completion of the 2005 audit.

(2) Tax fees consisted of fees for tax consultation and tax compliance services.

         TWB did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2007.

         TWB has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund's 2007 annual meeting must be received by the Fund by May 14, 2007 in order to be included in the Fund's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by July 27, 2007.

                        Other Business

         The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone or vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                    APPENDIX


                             TAX-FREE FUND FOR UTAH
                             AUDIT COMMITTEE CHARTER
                               September 24, 2005



1. The Audit Committee shall be composed entirely of independent Trustees.

2. The purposes of the Audit Committee are:

(a)  to oversee the Fund's accounting and financial reporting policies.

(b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

(c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

(b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

(d) to review and approve the fees charged by the auditors for audit and non-audit services;

(e) to investigate improprieties or suspected improprieties in Fund financial operations;

(f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

(g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

(h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                Important Notice
                             Please Read Immediately


                             Tax-Free Fund For Utah

                    Notice of Annual Meeting of Shareholders
                        to be held on September 22, 2006

                                 PROXY STATEMENT

                             TAX-FREE FUND FOR UTAH
                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET VOTING
www.proxyvote.com/aquila

To vote your shares by the Internet, contact the Fund at www.proxyvote.com/aquila. Follow the simple instructions at the website, using this proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

TELEPHONE VOTING
1-877-587-0761

To vote your shares by telephone, call toll-free 1-877-587-0761. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

VOTE BY MAIL

You can vote your shares by completing and returning this proxy card. Please mark this proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                  KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                  DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Tax-Free Fund For Utah

1. Election of Trustees Nominees:
01) Gary C. Cornia 02) Tucker Hart Adams 03) Thomas A. Christopher 04) Diana P. Herrmann* 05) Lyle W. Hillyard 06) John C. Lucking 07) Anne J. Mills

   * Interested Trustee


              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and or name(s) on the line below.

--------------------


[sentences below bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No.2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.


For address changes and/or comments, please check this box and write them on
the back where indicated.       _
                               [_]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

-----------------------------------------   ----
Signature(s) (PLEASE SIGN WITHIN THE BOX) Date

                                                       Yes     No
                                                        --     --
I plan to attend the annual meeting in Salt Lake City. [--]   [--]

                             Aquila Group of Fundssm
                             Tax-Free Fund For Utah


               Proxy for Shareholder Meeting - September 22, 2006
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Fund For Utah (the "Fund") whose signature(s)appear(s) on the reverse do/does hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, September 22, 2006 at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah; at 8:30 a.m. Mountain Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse.

Please read the proxy statement prior to voting.

Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

Address Changes/Comments: -------------------------------
---------------------------------------------------------

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

                       THIS PROXY CARD IS VALID ONLY WHEN
                     SIGNED AND DATED ON THE REVERSE SIDE.